UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

Pandora Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650
Oakland, CA 94612
(Address of principal executive offices, including zip code)

(510) 451-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2017, Pandora Media, Inc., a Delaware corporation (the “Company”) completed its previously announced sale of Ticketfly, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Ticketfly”) to Eventbrite, Inc., a Delaware corporation (“Eventbrite”) pursuant to the terms of a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, Eventbrite and Ticketfly, pursuant to which the Company agreed to sell, and Eventbrite agreed to buy, 100% of the issued and outstanding membership interest of Ticketfly from the Company (the “Interests”) for an aggregate purchase price of $200 million, which consists of $150 million in cash and $50 million in the form of a convertible subordinated promissory note (the “Note”). The purchase price is subject to customary adjustments for working capital. The Note will be due five years from its issuance date (the “Maturity Date”) and will accrue interest at a rate of 6.5% per annum, payable quarterly in cash or stock for the first year, and in cash thereafter. Prior to the Maturity Date, the Note is convertible at the Company’s option into shares of Eventbrite’s common stock.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on June 14, 2017.

Item 9.01                Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit Description
10.1
Membership Interest Purchase Agreement, dated as of June 9, 2017 by and among Eventbrite, Inc., Pandora Media, Inc., and Ticketfly, LLC (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 14, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: September 5, 2017	By:	/s/ Stephen Bené
Stephen Bené General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
Membership Interest Purchase Agreement, dated as of June 9, 2017 by and among Eventbrite, Inc., Pandora Media, Inc., and Ticketfly, LLC (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 14, 2017)